Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Description of Plan [Line Items]
Description of the Plan	Description of the Plan
The following description of the Hawthorn Bancshares, Inc. Profit Sharing 401(k) Plan (“Plan”) provides only general information. Participants should refer to the Plan Document and Summary Plan Description for a more complete description of the Plan’s provisions, which are available from the Plan Administrator.
General
The Plan is a defined contribution plan sponsored by Hawthorn Bancshares, Inc. and its subsidiaries (collectively the “Company”) for the benefit of the employees of the Company who have at least 90 days of service and are age 21 or older. An eligible employee becomes a participant in the Plan on the first day of each quarter of the Plan year. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”). Capital Bank and Trust Company is the trustee of the Plan.
Contributions
The Company matching and profit-sharing contributions are discretionary as determined by the Company’s Board of Directors. All profit-sharing contributions are allocated to a participant’s account based on that participant’s compensation compared to the total compensation of all eligible participants. The Company matches the participant’s salary deferral into the plan dollar for dollar up to 3 percent of the participant’s annual salary. All contributions are made conditioned upon their deductibility for federal income tax purposes.
Participants have the option to make voluntary contributions to the Plan up to the annual limit set by the Internal Revenue Service (“IRS”).
Participant Investment Account Options
Investment account options available include various mutual funds and common stock of the Company. Each participant has the option of directing his/her contributions into any of the separate investment accounts and may change the allocation daily.
The Plan Document also includes an automatic deferral feature whereby a participant is treated as electing to defer 1 percent of eligible compensation unless the participant made an affirmative election otherwise. The automatic deferral feature also provides for an annual increase in percentage deferral and is ultimately capped at 3 percent of eligible compensation. Effective January 1, 2025, the Plan was amended to increase the initial automatic enrollment to 3 percent with a cap of 7 percent of eligible compensation.
Participant Accounts
Each participant’s account is credited with the participant’s contribution, the Company’s contribution, plan earnings (losses) and forfeitures of terminated participants’ nonvested accounts. Allocations are based on participant earnings. The benefits to which a participant is entitled is the benefit that can be provided from the participant’s vested account.
Vesting
Participant contributions and earnings thereon are 100 percent vested at all times. Employer contributions and earnings thereon vest according to the following schedule:

Length of Service	Percent Vested
After 1 Year	0%
After 2 Years	20%
After 3 Years	40%
After 4 Years	60%
After 5 Years	100%
Forfeited accounts
At the time a participant terminates his/her employment, the nonvested portion of the employer contribution account is forfeited and allocated to eligible participants on a pro rata allocation method. At December 31, 2025 and 2024, plan assets include $269,203 and $315,665, respectively, of forfeitures to be allocated to eligible participants on a pro rata allocation method.
Payment of Benefits
Under the terms of the Plan, participants are entitled to receive the amount credited to their accounts upon normal retirement at the age of 65 or disability retirement. Participants terminating employment prior to retirement are entitled to receive that portion of their account that is vested. In the event of death, the participant’s account becomes fully vested and the balance is paid to the designated beneficiary. Distributions under the Plan are payable in a lump sum or through installments.